Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 12. Income Taxes

A reconciliation of income (loss) before income taxes for domestic and foreign locations for the years ended December 31, 2017, 2016 and 2015 is as follows:

	For the Year Ended December 31,
(In thousands)	2017	2016	2015
United States	$(10,820)	$(1,536)	$(1,901)
Foreign	(81)	-	-
Total current tax expense	$(10,901)	$(1,536)	$(1,901)

The company accounts for income taxes in accordance with ASC 740-10, Accounting for Uncertainty in Income Taxes. The impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain tax position will not be recognized if it has less than 50% likelihood of being sustained.

The following table summarizes our gross unrecognized tax benefits (in millions):

	December 31,
	2017	2016	2015
Beginning balance of unrecognized tax benefits	$0.4	$0.4	$0.4
Settlement of prior period tax positions	—	—	—
Increase for prior period tax positions	—	—	—
Increase for current period tax positions	—	—	—
Ending balance of unrecognized tax benefits	$0.4	$0.4	$0.4

Included in the balance of unrecognized tax benefits at December 31, 2017, 2016 and 2015 is $0.4 million, $0.4 million and $0.4 million respectively that could impact our effective tax rate, if recognized. None of the unrecognized tax benefits currently impact our effective tax rate due to the full valuation allowance we have recorded against our deferred tax assets.

The company is subject to taxation and files income tax returns in the United States, California and Israel. Currently, no historical years are under examination. The Company's tax years from 2013 to date are subject to examination by the Israeli, U.S. and state taxing authorities due to the carryforward of unutilized net operating losses and research and development credits. The Company's policy is to recognize interest expense and penalties related to income tax matters as income tax expense. As of December 31, 2017, there are unrecognized tax benefits of $0.2 million and $0.2 million for the United States and California. There was no tax related interest or penalties recognized for the years ended December 31, 2017, 2016 or 2015.

We do not anticipate any material changes to our unrecognized tax benefits within the next twelve months.

The significant components of deferred income taxes at December 31, 2017, 2016 and 2015 are as follows:

	December 31,
(in thousands)	2017	2016	2015
Deferred tax assets:
Net operating loss (1)	$25,101	$1,752	$3,774
Tax credits	35	30	6
Accrued liabilities	227	187	98
Deferred revenue	1,162	2,430	—
Depreciation and amortization	—	—	106
Share-based compensation	90	221	100
Total gross deferred tax assets	26,615	4,620	4,084
Deferred tax liabilities:
Depreciation and amortization	(96)	(15)	—
Valuation allowance	(26,519)	(4,605)	(4,084)
Net deferred tax asset	$—	$—	$—

(1)

Included in the deferred tax assets for net operating losses are pre-acquisition Alcobra, Inc. and Alcobra Ltd. federal, state and foreign losses of $0.2 million, $0.1 million and $20.8 million respectively, that the Company is uncertain that the net operating losses will be available for use in the future.

The Company has established a valuation allowance against net deferred tax assets due to the uncertainty that such assets will be realized. Due primarily to the acquisition of Alcobra Ltd. net operating losses, the valuation allowance has increased by $21.9 million between December 31, 2016 and December 31, 2017. The Company periodically evaluates the recoverability of the deferred tax assets. At such time as it is determined that it is more likely than not that deferred tax assets will be realizable, the valuation allowance will be reduced.

At December 31, 2017, the Company had federal and state net operating losses, or NOL, carryforwards of approximately $15.6 million and $15.4 million, respectively. The federal NOL carryforwards begin to expire in 2034, and the state NOL carryforwards begin to expire in 2034. The Company has foreign NOL carryforwards of approximately $90.2 million that do not expire and can be carried forward indefinitely.

At December 31, 2017, the Company had federal and state research and development credit carryforwards of approximately $0.2 million and $0.2 million, respectively. The federal credit carryforwards begin to expire in 2033, and the state credits carry forward indefinitely.

The Company has also incurred research and development expenses of $15.9 million and $17.9 million for the years ended December 31, 2017 and 2016, respectively. The Company believes that a portion of these expenditures will yield additional federal and California tax credits; however, the potential credits under the tax laws have not yet been calculated.

Pursuant to Internal Revenue Code of 1986, as amended (the Code) Sections 382 and 383, annual use of the Company’s federal and California net operating loss and research and development credit carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. The Company has not completed a Code Section 382 analysis regarding the limitation of net operating loss carryforwards and other tax attributes. There is a risk that changes in ownership have occurred since Company's formation. If a change in ownership were to have occurred, the NOL carryforwards and other tax attributes could be limited or restricted. If limited, the related asset would be removed from the deferred tax asset schedule with a corresponding reduction in the valuation allowance. Due to the existence of the valuation allowance, limitations created by future ownership changes, if any, related to the Company’s operations in the U.S. will not impact the Company’s effective tax rate.

A reconciliation of the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	For the Year Ended December 31,
	2017	2016	2015
Federal statutory income tax rate	34.0%	34.0%	34.0%
State income taxes, net of federal benefit	4.4%	3.1%	5.0%
Tax credits	—%	1.5%	—%
Tax Cuts and JOBS Act	(22.0%)	—%	—%
Change in tax rate	(8.3%)	—%	—%
Change in valuation allowance	1.8%	(33.8%)	(34.4%)
Other	(1.6%)	—%	—%
Permanent differences	(8.3%)	(7.1%)	(4.6%)
Provision for income taxes	—%	(2.3%)	—%

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (the "Act"). The Act amends the Internal Revenue Code to reduce tax rates and modify policies, credits, and deductions for individuals and businesses. For businesses, the Act reduces the corporate tax rate from a maximum of 35% to a flat 21% rate. The rate reduction is effective on January 1, 2018. As a result of the rate reduction, the company has reduced the deferred tax asset balance as of December 31, 2017 by $2.4 million. Due to the company's full valuation allowance position, the company has also reduced the valuation allowance by the same amount.

On December 22, 2017, Staff Accounting Bulletin No. 118 ("SAB 118") was issued to address the application of US GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Act. In accordance with SAB 118, the Company has recognized the provisional tax impacts of the revaluation of the deferred tax assets and liabilities as of December 31, 2017. There was no deferred tax benefit of expense with respect to the remeasurement of certain deferred tax assets and liabilities due to the full valuation allowance against net deferred tax assets. Additional analysis of the law and the impact to the company will be performed and any impact will be recorded in the respective quarter in 2018.